UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 19, 2010
                                 Date of Report


                                  AMINCOR, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                      000-49669                  88-0376372
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

1350 Avenue of the Americas, 24th FL,
            New York, NY                                            10019
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code (347) 821-3452

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 19, 2010, Amincor, Inc., a Nevada corporation (the "Company"), filed a Current Report on Form 8-K (the "Initial 8-K") with the Securities and Exchange Commission disclosing the Company's acquisition of Tyree Holdings Corp., a Delaware Corporation ("Tyree").

In accordance with Item 9.01 (b) of Form 8-K, the Initial 8-K did not include the unaudited pro forma combined financial information of the Company and Tyree (collectively, the "Financial Information"), and instead contained an undertaking to subsequently file the Financial Information. This amendment is being filed for the purpose of satisfying the Company's undertaking to file the Financial Information required by Item 9.01(a) and (b) of Form 8-K, and this amendment should be read in conjunction with the Initial 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

Unaudited condensed consolidated financial statements of Tyree Holdings Corp. and Subsidiaries for the nine months ended September 30, 2010.

(b) PRO-FORMA FINANCIAL INFORMATION

The unaudited pro forma condensed consolidating balance sheets as of September 30, 2010, and the unaudited pro forma condensed consolidating statements of operations for the year ended December 31, 2009, and the nine months ended September 30, 2010.

                      TYREE HOLDINGS CORP. AND SUBSIDIARIES

                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010
                                   (UNAUDITED)

TYREE HOLDINGS CORP. AND SUBSIDIARIES
--------------------------------------------------------------------------------

CONTENTS

September 30, 2010
--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

   Condensed Consolidated Balance Sheet                                      1-2

   Condensed Consolidated Statement of Operations and Accumulated Deficit      3

   Condensed Consolidated Statement of Cash Flows                              4

   Notes to Condensed Consolidated Financial Statements                      5-8

TYREE HOLDINGS CORP. AND SUBSIDIARIES
--------------------------------------------------------------------------------

CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

September 30, 2010
--------------------------------------------------------------------------------


ASSETS

CURRENT ASSETS:
  Cash                                                             $    367,201
  Accounts receivable, net of allowance for doubtful
   accounts of $941,000                                               8,392,368
  Inventory, net                                                      3,092,962
  Construction in process                                            11,362,631
  Prepaid expenses and other current assets                              58,731
                                                                   ------------

      Total current assets                                           23,273,893
                                                                   ------------

PROPERTY AND EQUIPMENT, NET                                           2,600,011
                                                                   ------------
OTHER ASSETS:
  Security deposits                                                     124,975
  Goodwill                                                            7,575,500
  Intangible assets, net                                              7,512,795
  Deferred financing costs, net                                         358,582
                                                                   ------------

      Total other assets                                             15,571,852
                                                                   ------------

      Total assets                                                 $ 41,445,756
                                                                   ============


(Continued)

TYREE HOLDINGS CORP. AND SUBSIDIARIES
--------------------------------------------------------------------------------

CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED) (CONTINUED)

September 30, 2010
--------------------------------------------------------------------------------


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                                 $  8,394,848
  Accrued expenses and other current liabilities                      2,108,315
  Assumed liabilities - current portion                               3,571,499
  Senior credit facility - related party                              5,087,158
  Notes payable - current portion                                       304,159
  Billings on construction                                           16,301,778
  Deferred revenue                                                      474,000
                                                                   ------------

      Total current liabilities                                      36,241,757
                                                                   ------------
LONG-TERM LIABILITIES:
  Assumed liabilities - net of current portion                           75,866
  Subordinated term loan - related party                                     --
  Notes payable - net of current portion                              1,159,390
  Other long-term liabilities                                            22,509
                                                                   ------------

      Total long-term liabilities                                     1,257,765
                                                                   ------------

      Total liabilities                                              37,499,522
                                                                   ------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
  Preferred stock, Series A, $0.001 par value per share;
   50,000 shares authorized, 8,930 shares issued and outstanding              9
  Common stock, $0.001 par value per share, 1,000,000 shares
   authorized, 10,698 shares issued and outstanding                          11
  Additional paid-in capital                                         13,394,922
  Accumulated deficit                                                (9,448,708)
                                                                   ------------

      Total stockholders' equity                                      3,946,234
                                                                   ------------

      Total liabilities and stockholders' equity                   $ 41,445,756
                                                                   ============


                 The accompanying notes are an integral part of
               these condensed consolidated financial statements.

TYREE HOLDINGS CORP. AND SUBSIDIARIES
--------------------------------------------------------------------------------

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT (UNAUDITED)

Nine Months Ended September 30, 2010
--------------------------------------------------------------------------------


Net revenues                                                       $ 30,370,792

Cost of revenues                                                     23,919,081
                                                                   ------------

      Gross profit                                                    6,451,711

Selling, general and administrative                                  10,753,508
                                                                   ------------

Loss from operations                                                 (4,301,797)

Interest expense                                                        794,283
                                                                   ------------

      Net loss                                                       (5,096,080)

Accumulated deficit - beginning                                      (4,352,628)
                                                                   ------------

Accumulated deficit - ending                                       $ (9,448,708)
                                                                   ============


                 The accompanying notes are an integral part of
               these condensed consolidated financial statements.

TYREE HOLDINGS CORP. AND SUBSIDIARIES
--------------------------------------------------------------------------------

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)

Nine Months Ended September 30, 2010
--------------------------------------------------------------------------------


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                          $(5,096,080)
  Adjustments to reconcile net loss to net cash
   provided by operating activities:
     Depreciation and amortization                                    1,572,351
     Gain on sale of equipment                                           (9,476)
     Provision for doubtful accounts                                    (36,000)
     Changes in other operating assets and liabilities                5,124,947
                                                                    -----------

          Net cash provided by operations                             1,555,742
                                                                    -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment                                  (114,707)
  Proceeds from sales of equipment                                       28,915
                                                                    -----------

          Net cash used in investing activities                         (85,792)
                                                                    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from the senior credit facility                         (490,512)
  Net proceeds from notes payable                                      (344,514)
  Payments of assumed liabilities                                      (590,619)
                                                                    -----------

          Net cash used in by financing activities                   (1,425,645)
                                                                    -----------

Increase in cash                                                         44,305

CASH, beginning of period                                               322,896
                                                                    -----------

CASH, end of period                                                 $   367,201
                                                                    ===========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid during the period for:
  Interest                                                          $   595,682
                                                                    ===========

  Income taxes                                                      $        --
                                                                    ===========


                 The accompanying notes are an integral part of
               these condensed consolidated financial statements.

TYREE HOLDINGS CORP. AND SUBSIDIARIES
--------------------------------------------------------------------------------

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

September 30, 2010
--------------------------------------------------------------------------------

1. ORGANIZATION AND NATURE OF BUSINESS

Tyree Holdings Corp. and Subsidiaries (the "Company") was formed in January 2008 and on January 17, 2008, acquired substantially all of the assets and assumed the operations of Larry E. Tyree Co., Inc., Tyree Bros. Environmental Services, Inc., The Tyree Organization, Ltd., Tyree Maintenance Company, Inc., and T.M. Excavating Corp.

The Company operates two lines of business:

Environmental  -  Environmental  consulting,   site  assessment,   analysis  and
management of site remediation for owners and operators of property with petroleum storage facilities.

Services - Maintenance, repair and construction services provided principally to the retail petroleum industry and other customers with underground petroleum storage tanks and petroleum product dispensing equipment.

The Company markets its services throughout the Northeast, Mid-Atlantic and Southern California regions of the United States to national and multinational for-profit enterprises, as well as to local and national governmental agencies and municipalities. The majority of the Company's revenue is derived from customers in the Northeastern United States.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The condensed consolidated financial statements include the accounts of Tyree Holdings Corp. and its wholly owned subsidiaries, Tyree Service Corp., Tyree Environmental Corp. and Tyree Equipment Corp. All significant intercompany transactions have been eliminated in consolidation.

Basis of Presentation

The accompanying condensed consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information and in accordance with Rule 10-01 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statement presentation. In the opinion of management, all adjustments for a fair statement of the results of operations and financial position for the interim period have been included. The results of operations for the interim period presented is not necessarily indicative of the results of operations to be expected for the year. These condensed consolidated

TYREE HOLDINGS CORP. AND SUBSIDIARIES
--------------------------------------------------------------------------------

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

September 30, 2010
--------------------------------------------------------------------------------

financial statements should be read in conjunction with the audited consolidated financial statements for the year ended December 31, 2009 and for the period January 18, 2008 (inception) through December 31, 2008.

Revenue Recognition

ENVIRONMENTAL

Environmental contracts are generally performed on a unit-price or time and material basis and revenue is recognized as these services are rendered.

SERVICES

The Company performs maintenance and repair services for several retail petroleum customers under multi-year, fixed unit price contracts. The Company recognizes revenue as services are performed under the fixed price contracts. Other maintenance and repair services are performed on a unit-price or time and material basis and revenue is recognized as these services are rendered.

Revenue is recognized on fixed-priced construction contracts and modified fixed-priced construction contracts on the completed contract method, whereby revenue and cost from construction projects are recognized only when a project has been substantially completed. Provisions for estimated losses on uncompleted contracts are made when it is determined that a loss is probable. In the event a provision for estimated losses is deemed necessary, the entire estimated loss is recognized in the period in which the determination arises. In the consolidated balance sheets, the asset "Construction in process" represents the direct cost on uncompleted contracts and the liability "Billings on construction" represents customer billing on uncompleted contracts.

Use of Estimates

The preparation of the condensed consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the condensed unaudited consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Significant estimates include, but are not limited to, the useful life of tangible assets, depreciation and amortization and inventory obsolescence. Actual results could differ from these estimates.

3. SENIOR REVOLVING CREDIT AGREEMENT

The Company maintains a $15,000,000 revolving credit agreement with a related party which expires on January 17, 2013. Borrowings under this agreement are

TYREE HOLDINGS CORP. AND SUBSIDIARIES
--------------------------------------------------------------------------------

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

September 30, 2010
--------------------------------------------------------------------------------

limited to 70% of eligible accounts receivable and the lesser of 50% of eligible inventory or $4,000,000. The annual interest rate charged on this loan is 16%.

4. RELATED PARTY TRANSACTIONS

Entities that provide working capital to the Company or are holders of subordinated promissory notes share common management or ownership with the Company's majority stockholder. The total principal and accrued interest owed to these related entities was $4,728,743 as of September 30, 2010. Interest expense incurred to these related entities totaled $599,185 for the nine months ended September 30, 2010.

The Company leases office and warehouse space from an entity controlled by certain stockholders. Rents paid to this related entity totaled $208,358 for the nine months ended September 30, 2010.

5. ACQUISITION

On January 28, 2010, the Company entered into a letter of intent to be acquired by Amincor, Inc. ("Amincor"), a related party. Amincor is to acquire substantially all of the issued and outstanding stock of the Company. On October 18, 2010, Amincor exercised its right under the letter of intent and acquired a majority of the issued and outstanding stock in the Company.

6. LIQUIDITY

The Company incurred losses for the year ended December 31, 2009 and for the period from January 18, 2008 (inception) through December 31, 2008 and for the nine months ended September 30, 2010. In 2011, managements' intention is to obtain a new lending credit facility from a financial institution which would provide the Company with additional funds at a lower interest rate than its current existing credit facility. In addition, the Company is currently implementing a plan to increase its working capital, thereby improving its liquidity. The Company will continue to utilize its senior revolving credit facility while it negotiates with new lenders. Although management is confident that it will succeed in negotiating financing for the Company, there are no assurances that they will be successful in their endeavors. However, management believes they have sufficient access to working capital to sustain operations through September 30, 2011.

TYREE HOLDINGS CORP. AND SUBSIDIARIES
--------------------------------------------------------------------------------

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

September 30, 2010
--------------------------------------------------------------------------------

7. SUBSEQUENT EVENTS

The Company has evaluated its subsequent events through December 23, 2010, the date that the accompanying financial statements were available to be issued. The Company had no additional subsequent events requiring disclosure.

                         AMINCOR, INC. AND SUBSIDIARIES

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidating balance sheet as of September 30, 2010 combines the consolidating historical balance sheet of Amincor, Inc. and Subsidiary (the "Company" or "Amincor") as of September 30, 2010, and the balance sheets of Tyree Holdings Corp. ("Tyree"), as well as three additional Amincor subsidiaries also acquired on October 18, 2010: Baker's Pride, Inc. ("BPI"), Epic Sports International, Inc. ("Epic"), and Masonry Supply Holding Corp. ("Masonry"). The pro forma condensed consolidating balance sheets as of September 30, 2010 are presented under the "as if pooling-of-interest method" of accounting, as the entities are under common control, giving effect to the acquisition of BPI, Epic, Masonry, and Tyree, pursuant to the letters of intent to acquire the outstanding stock, on October 18, 2010, as if it had occurred on September 30, 2010.

The following unaudited pro forma condensed consolidating statement of operations for the year ended December 31, 2009 combines the historical statement of operations of Amincor, Inc. for the year ended December 31, 2009 and the statements of operations of BPI, Epic, Masonry, Tulare Holdings, Inc. ("Tulare") and Tyree for the year ended December 31, 2009, giving effect to the BPI, Epic, Masonry, Tulare and Tyree acquisitions as if it had occurred on January 1, 2009.

The following unaudited pro forma condensed consolidating statement of operations for the nine months ended September 30, 2010 combines the historical consolidating statement of operations of Amincor, Inc. and Subsidiary for the nine months ended September 30, 2010, and the statements of operations of BPI, Epic, Masonry and Tyree for the nine months ended September 30, 2010, giving effect to the BPI, Epic, Masonry and Tyree acquisitions as if it had occurred on January 1, 2010.

The unaudited pro forma condensed consolidating financial statements have been prepared giving effect to, among other things, the BPI, Epic, Masonry, and Tyree acquisitions which will be accounted for as an "as if pooling-of-interest" in accordance with ASC 805-50 for business combinations for entities under common control. Since the Company and BPI, Epic, Masonry, and Tyree each deemed entities under the common control of Amincor, the acquisition will be recorded using the as if pooling-of-interest method and the financial information for all periods presented subsequent to October 15, 2008 for BPI, September 19, 2008 for Epic, December 31, 2009 for Masonry, and January 17, 2008 for Tyree, the dates the entities came under common control, will be presented as if the entities had been combined.

The unaudited pro forma condensed consolidating financial statements are based on the estimates and assumptions set forth in the notes to such statements, which have been made solely for purposes of developing such pro forma information. The pro forma adjustments are based upon available information that we believe is reasonable under the circumstances, and is subject to revision. The unaudited pro forma condensed consolidating financial statements are presented for informational purposes only, and we cannot assure you that the assumptions used in the preparation of the unaudited pro forma condensed consolidating financial statements will ultimately prove to be correct. The unaudited pro forma information is not necessarily indicative of the financial position or results of operations that may have actually occurred had the BPI, Epic, Masonry, Tulare and Tyree acquisitions taken place on the dates noted or the future financial position or operating results of the combined Company.

                         AMINCOR, INC. AND SUBSIDIARIES
                PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEETS
                               SEPTEMBER 30, 2010

                                                                             EPIC SPORTS          MASONRY
                                   COMPANY AS          BAKER'S PRIDE,       INTERNATIONAL,     SUPPLY HOLDING
                                    REPORTED                INC.                 INC.              CORP.
                                   -----------          -----------          -----------        -----------
            ASSETS

CURRENT ASSETS                     $ 7,412,357          $ 5,389,683          $   878,033        $ 1,454,996

PROPERTY AND EQUIPMENT                 362,366              143,292               15,554          2,025,925

INTANGIBLE ASSETS                           --           13,921,971              551,873            968,025

OTHER ASSETS                           306,667                   --                6,496                 --
                                   -----------          -----------          -----------        -----------

    TOTAL ASSETS                   $ 8,081,390          $19,454,946          $ 1,451,956        $ 4,448,946
                                   ===========          ===========          ===========        ===========

      LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES                $ 9,251,887          $ 5,556,234          $ 1,756,421        $ 3,106,402

LONG-TERM LIABILITIES                       --                   --               77,568            236,531
                                   -----------          -----------          -----------        -----------

    TOTAL LIABILITIES                9,251,887            5,556,234            1,833,989          3,342,933
                                   -----------          -----------          -----------        -----------
TOTAL AMINCOR, INC. AND
 SUBSIDIARIES STOCKHOLDERS'
 EQUITY (DEFICIT)                   (1,170,497)          13,898,712             (382,033)         1,106,013

NON-CONTROLLING INTERESTS                   --                   --                   --                 --
                                   -----------          -----------          -----------        -----------
TOTAL STOCKHOLDERS' EQUITY
 (DEFICIT)                          (1,170,497)          13,898,712             (382,033)         1,106,013
                                   -----------          -----------          -----------        -----------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY
 (DEFICIT)                         $ 8,081,390          $19,454,946          $ 1,451,956        $ 4,448,946
                                   ===========          ===========          ===========        ===========

                                   TYREE HOLDINGS        PRO FORMA            PRO FORMA
                                       CORP.            ADJUSTMENTS          CONSOLIDATED
                                    -----------         -----------          ------------
            ASSETS

CURRENT ASSETS                      $23,273,893         $        --          $38,408,962

PROPERTY AND EQUIPMENT                2,600,011                  --            5,147,148

INTANGIBLE ASSETS                    15,088,295                  --           30,530,164

OTHER ASSETS                            483,557                  --              796,720
                                    -----------         -----------          -----------

    TOTAL ASSETS                    $41,445,756         $        --          $74,882,994
                                    ===========         ===========          ===========

      LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES                 $36,241,757         $        --          $55,912,701

LONG-TERM LIABILITIES                 1,257,765                  --            1,571,864
                                    -----------         -----------          -----------

    TOTAL LIABILITIES                37,499,522                  --           57,484,565
                                    -----------         -----------          -----------
TOTAL AMINCOR, INC. AND
 SUBSIDIARIES STOCKHOLDERS'
 EQUITY (DEFICIT)                     3,946,234 (1)      (2,106,665)          15,291,764

NON-CONTROLLING INTERESTS                    -- (1)       2,106,665            2,106,665
                                    -----------         -----------          -----------
TOTAL STOCKHOLDERS' EQUITY
 (DEFICIT)                            3,946,234                  --           17,398,429
                                    -----------         -----------          -----------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY
 (DEFICIT)                          $41,445,756         $        --          $74,882,994
                                    ===========         ===========          ===========

                         AMINCOR, INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2010


BASIS OF PRESENTATION

The unaudited pro forma condensed consolidating balance sheets presents the financial position of the Company on September 30, 2010, and Baker's Pride, Inc., Epic Sports International, Inc., Masonry Supply Holding Corp., and Tyree Holdings Corp. on September 30, 2010.

PRO FORMA ADJUSTMENT

(1)  To record as of September 30, 2010 the non-controlling interests in equity:

             Epic Sports International, Inc.          $  (962,463)
             Tyree Holdings Corp.                      (1,144,202)
                                                      -----------

                                                      $(2,106,665)
                                                      ===========

                         AMINCOR, INC. AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2009

                                                                                       EPIC SPORTS             MASONRY
                                          COMPANY AS           BAKER'S PRIDE,         INTERNATIONAL,        SUPPLY HOLDING
                                           REPORTED                INC.                    INC.                  CORP.
                                         ------------          ------------           ------------           ------------
NET REVENUES                             $         --          $ 13,345,574           $  3,803,853           $ 10,126,542

COST OF REVENUES                                   --             9,154,517              2,654,319              9,642,659
                                         ------------          ------------           ------------           ------------

GROSS PROFIT                                       --             4,191,057              1,149,534                483,883

SELLING, GENERAL AND
 ADMINISTRATIVE EXPENSES                           --             4,319,410              2,416,120              3,132,827
                                         ------------          ------------           ------------           ------------

LOSS FROM OPERATIONS                               --              (128,353)            (1,266,586)            (2,648,944)

NON-OPERATING EXPENSES                             --               654,844                966,985              6,888,710
                                         ------------          ------------           ------------           ------------

NET LOSS                                 $         --          $   (783,197)          $ (2,233,571)          $ (9,537,654)
                                         ============          ============           ============           ============

NET LOSS ATTRIBUTABLE TO
 NON-CONTROLLING INTERESTS               $         --          $         --           $         --           $         --
                                         ============          ============           ============           ============

NET LOSS ATTRIBUTABLE TO
 AMINCOR, INC AND
 SUBSIDIARIES                            $         --          $   (783,197)          $ (2,233,571)          $ (9,537,654)
                                         ============          ============           ============           ============

TOTAL NET LOSS PER SHARE:
  BASIC                                  $        --
                                         ===========
  DILUTED                                $        --
                                         ===========

WEIGHTED AVERAGE SHARES OUTSTANDING:
  BASIC                                   14,126,820
                                         ===========
  DILUTED                                 14,126,820
                                         ===========

                                         TULARE HOLDINGS,       TYREE HOLDINGS           PRO FORMA            PRO FORMA
                                              INC.                   CORP.              ADJUSTMENTS          CONSOLIDATED
                                          ------------           ------------           -----------          ------------

NET REVENUES                              $ 11,324,456           $ 53,654,956           $        --          $ 92,255,381

COST OF REVENUES                            10,919,274             44,234,184                    --            76,604,953
                                          ------------           ------------           -----------          ------------

GROSS PROFIT                                   405,182              9,420,772                    --            15,650,428

SELLING, GENERAL AND
 ADMINISTRATIVE EXPENSES                     1,936,173             10,831,583                    --            22,636,113
                                          ------------           ------------           -----------          ------------

LOSS FROM OPERATIONS                        (1,530,991)            (1,410,811)                   --            (6,985,685)

NON-OPERATING EXPENSES                       5,884,810              1,203,353                    --            15,598,702
                                          ------------           ------------           -----------          ------------

NET LOSS                                  $ (7,415,801)          $ (2,614,164)          $        --          $(22,584,387)
                                          ============           ============           ===========          ============

NET LOSS ATTRIBUTABLE TO
 NON-CONTROLLING INTERESTS                $         --           $         --  (1)      $  (726,430)         $   (726,430)
                                          ============           ============           ===========          ============

NET LOSS ATTRIBUTABLE TO
 AMINCOR, INC AND
 SUBSIDIARIES                             $ (7,415,801)          $ (2,614,164)          $   726,430          $(21,857,957)
                                          ============           ============           ===========          ============

TOTAL NET LOSS PER SHARE:
  BASIC                                                                                                      $      (1.55)
                                                                                                             ============
  DILUTED                                                                                                    $      (1.55)
                                                                                                             ============

WEIGHTED AVERAGE SHARES OUTSTANDING:
  BASIC                                                                                                        14,126,820
                                                                                                             ============
  DILUTED                                                                                                      14,126,820
                                                                                                             ============

                         AMINCOR, INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2009


BASIS OF PRESENTATION

The unaudited pro forma condensed consolidating statements of operations included the results of the Company for the year ended December 31, 2009, and Baker's Pride, Inc., Epic Sports International, Inc., Masonry Supply Holding Corp., Tulare Holdings, Inc. and Tyree Holdings Corp. for the year ended December 31, 2009.

PRO FORMA ADJUSTMENTS

(1)  To  record,   for  the  year  ended  December  31,  2009,  the  net  losses attributable to non-controlling interests:

              Epic Sports International, Inc.          $(446,714)
              Tyree Holdings Corp.                      (279,716)
                                                       ---------

                                                       $(726,430)
                                                       =========

                         AMINCOR, INC. AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 2010


                                                                                   EPIC SPORTS            MASONRY
                                         COMPANY AS          BAKER'S PRIDE,       INTERNATIONAL,       SUPPLY HOLDING
                                          REPORTED                INC.                 INC.                CORP.
                                         -----------          -----------          -----------          -----------
NET REVENUES                             $  8,514,015         $  9,907,509         $  2,809,986         $  5,060,372

COST OF REVENUES                            7,843,618            6,706,454            2,114,287            4,082,246
                                         ------------         ------------         ------------         ------------

GROSS PROFIT                                  670,397            3,201,055              695,699              978,126

SELLING, GENERAL AND
 ADMINISTRATIVE EXPENSES                    1,775,890            3,052,829            1,855,173            2,478,294
                                         ------------         ------------         ------------         ------------

(LOSS) INCOME FROM OPERATIONS              (1,105,493)             148,226           (1,159,474)          (1,500,168)

NON-OPERATING EXPENSES                        397,411              377,810              165,844              154,766
                                         ------------         ------------         ------------         ------------

NET LOSS                                 $ (1,502,904)        $   (229,584)        $ (1,325,318)        $ (1,654,934)
                                         ============         ============         ============         ============

NET LOSS ATTRIBUTABLE TO
 NON-CONTROLLING INTERESTS               $         --         $         --         $         --         $         --
                                         ============         ============         ============         ============

NET LOSS ATTRIBUTABLE TO
 AMINCOR, INC. AND
 SUBSIDIARIES                            $ (1,502,904)        $   (229,584)        $ (1,325,318)        $ (1,654,934)
                                         ============         ============         ============         ============

TOTAL NET LOSS PER SHARE:
  BASIC                                  $      (0.05)
                                         ============
  DILUTED                                $      (0.05)
                                         ============

WEIGHTED AVERAGE SHARES OUTSTANDING:
  BASIC                                    29,189,177
                                         ============
  DILUTED                                  29,189,177
                                         ============

                                         TYREE HOLDINGS         PRO FORMA           PRO FORMA
                                             CORP.             ADJUSTMENTS         CONSOLIDATED
                                          -----------          -----------         ------------
NET REVENUES
                                          $ 30,370,792         $         --        $ 56,662,674
COST OF REVENUES
                                            23,919,081                   --          44,665,686
                                          ------------         ------------        ------------
GROSS PROFIT
                                             6,451,711                   --          11,996,988
SELLING, GENERAL AND
 ADMINISTRATIVE EXPENSES
                                            10,753,508                   --          19,915,694
                                          ------------         ------------        ------------
(LOSS) INCOME FROM OPERATIONS
                                            (4,301,797)                  --          (7,918,706)
NON-OPERATING EXPENSES
                                               794,283                   --           1,890,114
                                          ------------         ------------        ------------
NET LOSS
                                          $ (5,096,080)        $         --        $ (9,808,820)
                                          ============         ============        ============
NET LOSS ATTRIBUTABLE TO
 NON-CONTROLLING INTERESTS
                                          $         --  (1)    $   (810,345)       $   (810,345)
                                          ============         ============        ============
NET LOSS ATTRIBUTABLE TO
 AMINCOR, INC. AND
 SUBSIDIARIES
                                          $ (5,096,080)        $    810,345        $ (8,998,475)
                                          ============         ============        ============
TOTAL NET LOSS PER SHARE:
  BASIC
                                                                                   $      (0.34)
  DILUTED                                                                          ============
                                                                                   $      (0.34)
                                                                                   ============
WEIGHTED AVERAGE SHARES OUTSTANDING:
  BASIC
                                                                                     29,189,177
  DILUTED                                                                          ============
                                                                                     29,189,177
                                                                                   ============

                         AMINCOR, INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS
                      NINE MONTHS ENDED SEPTEMBER 30, 2010


BASIS OF PRESENTATION

The unaudited pro forma condensed consolidating statements of operations included the results of the Company for the nine months ended September 30, 2010, and Baker's Pride, Inc., Epic Sports International, Inc., Masonry Supply Holding Corp., and Tyree Holdings Corp. for the nine months ended September 30, 2010.

PRO FORMA ADJUSTMENT

(1) To record, for the nine months ended September 30, 2010, the net losses attributable to non-controlling interests:

              Epic Sports International, Inc.          $(265,064)
              Tyree Holdings Corp.                      (545,281)
                                                       ---------

                                                       $(810,345)
                                                       =========

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Amincor, Inc.
                                             (Registrant)

Date: December 28, 2010
                                             /s/ Joseph F. Ingrassia
                                             -----------------------------------
                                             Joseph F. Ingrassia, Vice President